Sabre Corporation Q3 2014 Earnings Report November 11th, 2014 Exhibit 99.3

Forward Looking Statements  Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “goal,” “anticipate,” “believe,” “estimate,” “potential” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, dependence on maintaining and renewing contracts with customers and other counterparties, exposure to pricing pressure in the Travel Networks business, dependence on relationships with travel buyers, changes affecting travel supplier customers, adverse global and regional economic and political conditions, including, but not limited to, conditions in Venezuela and Israel, travel suppliers’ usage of alternative distribution models, reliance on third-party distributor partners and joint ventures to extend our GDS services to certain regions, competition in the travel distribution market and solutions markets and exposures relating to the Expedia SMA. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections included in our prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on April 17, 2014. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.  Non-GAAP Financial Measures This presentation includes unaudited non-GAAP financial measures, including Adjusted Revenue, Adjusted Net Income, Adjusted EBITDA, Adjusted Capital Expenditures, Free Cash Flow, Adjusted Gross Margin, Adjusted Cost of Revenue, Adjusted SG&A, Adjusted JV Equity Income, Adjusted EPS, Adjusted Free Cash Flow and the ratios based on these financial measures. We present non-GAAP measures when our management believes that the additional information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for a reconciliation of the non-GAAP financial measures to the comparable GAAP measures.     Forward-looking Statements

Today’s Presenters Tom Klein President and CEO Rick Simonson EVP and CFO

Q3 2014 Highlights Results demonstrate continued operational and strategic execution Sales, implementation and innovation momentum Excellent top-line growth and earnings flow-through at Airline and Hospitality Solutions Stronger bookings, revenue and Adjusted EBITDA growth at Travel Network versus prior quarter Q3 Highlights

Airline and Hospitality Solutions Revenue Adjusted EBITDA Existing customer growth drives 137 million passengers boarded, up 7.9% Revenue growth of 14.3% to $209MM on PB growth, consulting, and commercial and operations portfolio momentum Strong flow through from SaaS solutions produces 43.4% Adjusted EBITDA growth Genares acquisition and launch of SynXis Enterprise Platform support expectations for continued Hospitality growth Q3 Highlights +14.3% +43.4% Passengers Boarded +7.9%

Travel Network Revenue Adjusted EBITDA Bookings up 3.1% due to growth in all regions, particularly EMEA 3.7% revenue growth driven by bookings growth and other revenue 5.5% Adjusted EBITDA growth Nearly 100 airlines now selling ancillaries through Travel Network Strong sales growth with corporate customers TripCase tracking to manage nearly 30 million trips in 2014 Q3 Highlights +5.5% +3.7% Bookings +3.1%

Travelocity Adjusted Revenue$89MM Adjusted EBITDA$16MM Q3 is the first demonstration of the run-rate earnings power of Expedia strategic marketing agreement Strong return to positive Adjusted EBITDA with $25MM sequential quarter-over-quarter improvement Optimal level of marketing delivering lower than anticipated revenues at higher margins lastminute.com sale process progressing, excluding from forward guidance update* Q3 2014 Highlights *The Company can make no assurance that a transaction will occur as announced or at all.

Income Statement

Net Debt and Leverage Q3 Adjusted Free Cash Flow generation of $73MM, up 37% year-over-year Adjusted Capex of $60MM. Anticipate full-year Adjusted Capex of $270MM, including capitalized implementation costs Q3 2014 leverage ratio of 3.6x Targeting 3.0x–3.5x leverage over time* Highlights Net debt/ LTM Adjusted EBITDA *Leverage ratio may fluctuate from time to time.

$2,755 - $2,785 $848 - $863 $0.90 - $0.96 Guidance for FY 2014 Revenue Adjusted EBITDA Adjusted EPS (Adjusted Net Income from Continuing Operations per share based on FY fully diluted shares outstanding of 247M) $222- $237 Adjusted Net Income $2,575 - $2,595 $833 - $843 Sabre Excluding Travelocity $180 - $190 $15 - $20 Travelocity* (excludes lastminute.com) Sabre* (excludes lastminute.com) (in millions, except EPS) *Not directly comparable to previous guidance due to the exclusion of lastminute.com from current guidance The information presented here represents forward-looking statements and reflects expectations as of November 11, 2014. Sabre assumes no obligation to update these statements. Results may be materially different and are affected by many factors detailed in the accompanying release and in Sabre’s IPO prospectus and quarterly SEC filings.

Summary Continued progress against operational and strategic objectives Solid 9% revenue and 10% Adjusted EBITDA growth across core businesses Strong commercial momentum into year end and looking ahead to 2015

Appendix

Tabular Reconciliations for Non-GAAP Measures Reconciliation of net income (loss) to Adjusted Net Income, Net Income from Continuing Operations per Share, and to Adjusted EBITDA

Reconciliation of Adjusted Revenue: Reconciliation of Adjusted Capital Expenditures:

Reconciliation of Adjusted Free Cash Flow:

Reconciliation of Adjusted Gross Margin and Adjusted EBITDA by Segment:

Reconciliation of Adjusted Gross Margin and Adjusted EBITDA by Segment:

Reconciliation of Adjusted Gross Margin and Adjusted EBITDA by Segment:

Reconciliation of Adjusted Gross Margin and Adjusted EBITDA by Segment:

Reconciliation of Adjusted Cost of Revenue, Adjusted SG&A, & Adjusted JV Equity Income:

Non-GAAP Financial Measures We have included both financial measures compiled in accordance with GAAP and certain non-GAAP financial measures in this press release, including Adjusted Revenue, Adjusted Gross Margin, Adjusted Cost of Revenue, Adjusted SG&A, Adjusted JV Equity Income, Adjusted Net Income, Adjusted EBITDA, Adjusted EPS, Adjusted Capital Expenditures, Free Cash Flow, Adjusted Free Cash Flow and ratios based on these financial measures. We define Adjusted Revenue as revenue adjusted for the amortization of Expedia SMA incentive payments, which are recorded as a reduction to revenue and are being amortized over the non-cancellable term of the Expedia SMA (see Note 4, Restructuring Charges, to our consolidated financial statements included in Part I, Item 1 of our Quarterly Report on Form 10-Q). We define Adjusted Gross Margin as operating income (loss) adjusted for selling, general and administrative expenses, impairments, restructuring and other costs, litigation and taxes, including penalties, stock-based compensation, amortization of Expedia SMA incentive payments, amortization of upfront incentive consideration and depreciation and amortization. We define Adjusted Cost of Revenue as cost of revenue adjusted for impairments, restructuring and other costs, litigation and taxes, including penalties, stock-based compensation, amortization of upfront incentive consideration and depreciation and amortization. We define Adjusted SG&A as SG&A adjusted for impairments, restructuring and other costs, litigation and taxes, including penalties, stock-based compensation, management fees and depreciation and amortization. We define Adjusted JV Equity Income as JV Equity income adjusted for JV intangible amortization. Adjustments to cost of revenue, SG&A, and JV Equity Income are shown in the ‘Reconciliation of Adjusted Gross Margin and Adjusted EBITDA by Segment’ Reconciliation table We define Adjusted Net Income as income (loss) from continuing operations adjusted for impairment, acquisition related amortization expense, loss (gain) on sale of business and assets, loss on extinguishment of debt, other, net, restructuring and other costs, litigation and taxes, including penalties, stock-based compensation, management fees, amortization of Expedia SMA incentive payments and tax impact of net income adjustments. We define Adjusted EPS as Adjusted Net Income divided by the applicable share count. We define Adjusted EBITDA as Adjusted Net Income adjusted for depreciation and amortization of property and equipment, amortization of capitalized implementation costs, amortization of upfront incentive consideration, interest expense, net and remaining provision (benefit ) for income taxes. This Adjusted EBITDA metric differs from (i) the EBITDA metric referenced in the section entitled “—Liquidity and Capital Resources—Senior Secured Credit Facilities” in part I, item 2 of our Quarterly Report on form 10-Q, which is calculated for the purposes of compliance with our debt covenants, and (ii) the Pre-VCP EBITDA and EBITDA metrics referenced in the section entitled “Compensation Discussion and Analysis” in our prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act on April 17, 2014, which are calculated for the purposes of our annual incentive compensation program and performance-based awards, respectively. We define Adjusted Capital Expenditures as additions to property and equipment and capitalized implementation costs during the periods presented. We define Free Cash Flow as cash provided by operating activities less cash used in additions to property and equipment. We define Adjusted Free Cash Flow as Free Cash Flow plus the cash flow effect of restructuring and other costs, litigation settlement and tax payments for certain items, other litigation costs, management fees and the working capital impact from the Expedia SMA and the sale of TPN (see “Factors Affecting our Results and Comparability —Travelocity Restructuring” in part I, item 2 of our Quarterly Report on form 10-Q). These non-GAAP financial measures are key metrics used by management and our board of directors to monitor our ongoing core operations because historical results have been significantly impacted by events that are unrelated to our core operations as a result of changes to our business and the regulatory environment. We believe that these non-GAAP financial measures and ratios based on these financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate our ability to service debt obligations, fund capital expenditures and meet working capital requirements. Adjusted Capital Expenditures includes cash flows used in investing activities, for property and equipment, and cash flows used in operating activities, for capitalized implementation costs. Our management uses this combined metric in making product investment decisions and determining development resource requirements. We also believe that these non-GAAP financial measures assist investors in company-to-company and period-to-period comparisons by excluding differences caused by variations in capital structures (affecting interest expense), tax positions and the impact of depreciation and amortization expense. In addition, amounts derived from Adjusted EBITDA are a primary component of certain covenants under our senior secured credit facilities. These non-GAAP financial measures and ratios based on these financial measures are not recognized terms under GAAP. These non-GAAP financial measures and ratios based on these financial measures have important limitations as analytical tools, and should not be viewed in isolation and do not purport to be alternatives to net income as indicators of operating performance or cash flows from operating activities as measures of liquidity. These non-GAAP financial measures and ratios based on financial measures exclude some, but not all, items that affect net income or cash flows from operating activities and these measures may vary among companies. Our use of these non-GAAP financial measures has limitations as an analytical tool, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Some of these limitations are: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted Gross Margin and Adjusted EBITDA do not reflect cash requirements for such replacements; Adjusted Net Income and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our indebtedness; Adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to us; Free Cash Flow and Adjusted Free Cash Flow do not reflect the cash requirements necessary to service the principal payments on our indebtedness; Free Cash Flow and Adjusted Free Cash Flow do not reflect payments related to restructuring, litigation, management fees and Travelocity working capital which reduced the cash available to us; Free Cash Flow and Adjusted Free Cash Flow remove the impact of accrual-basis accounting on asset accounts and non-debt liability accounts; and other companies, including companies in our industry, may calculate these non-GAAP financial measures differently, which reduces its usefulness as a comparative measure.

Non-GAAP Footnotes: (1) Net income attributable to noncontrolling interests represents an adjustment to include earnings allocated to noncontrolling interests held in Sabre Travel Network Middle East of 40% for all periods presented and in Sabre Seyahat Dagitim Sistemleri A.S. of 40% beginning in April 2014 for the three and nine months ended September 30, 2014. (2) Depreciation and amortization expenses: a. Acquisition related amortization represents amortization of intangible assets from the take-private transaction in 2007 as well as intangibles associated with acquisitions since that date and amortization of the excess basis in our underlying equity in joint ventures. b. Depreciation and amortization of property and equipment includes software developed for internal use. c. Amortization of capitalized implementation costs represents amortization of upfront costs to implement new customer contracts under our SaaS and hosted revenue model. (3) Our Travel Network business at times provides upfront incentive consideration to travel agency subscribers at the inception or modification of a service contract, which are capitalized and amortized to cost of revenue over an average expected life of the service contract, generally over three to five years. Such consideration is made with the objective of increasing the number of clients or to ensure or improve customer loyalty. Such service contract terms are established such that the supplier and other fees generated over the life of the contract will exceed the cost of the incentive consideration provided upfront. Such service contracts with travel agency subscribers require that the customer commit to achieving certain economic objectives and generally have terms requiring repayment of the upfront incentive consideration if those objectives are not met. (4) Other, net primarily represents foreign exchange gains and losses related to the remeasurement of foreign currency denominated balances included in our consolidated balance sheets into the relevant functional currency. (5) Restructuring and other costs represents charges associated with business restructuring and associated changes implemented which resulted in severance benefits related to employee terminations, integration and facility opening or closing costs and other business reorganization costs. (6) Litigation settlement and tax payments for certain items represent charges or settlements associated with airline antitrust litigation as well as payments or reserves taken in relation to certain retroactive hotel occupancy and excise tax disputes. (7) We paid an annual management fee to TPG Global, LLC (“TPG”) and Silver Lake Management Company (“Silver Lake”) in an amount between (i) $5 million and (ii) $7 million, the actual amount of which is calculated based upon 1% of Adjusted EBITDA, as defined in the management services agreement (“MSA”), earned by the company in such fiscal year up to a maximum of $7 million. In addition, the MSA provided for the reimbursement of certain costs incurred by TPG and Silver Lake, which are included in this line item. The MSA was terminated in connection with our initial public offering. (8) Represents the impact of the Expedia SMA and the sale of TPN on working capital for the nine months ended September 30, 2014, which is primarily attributable to the migration of bookings from our technology platform to Expedia’s platform and wind down activities associated with TPN (see “Factors Affecting our Results and Comparability—Travelocity Restructuring”). (9) The adjustments to reconcile cash provided by operating activities to Adjusted Free Cash Flow reflect the amounts expensed in our statements of operations in the respective periods adjusted for cash and non-cash portions in instances where material. (10) Includes payment credits used by American Airlines to pay for purchases of our technology services during the nine months ended September 30, 2014 and 2013. The payment credits were provided by us as part of our litigation settlement with American Airlines. Also includes a $50 million payment to American Airlines made in the third quarter of 2014 in conjunction with the new Airline Solutions contract, which will be amortized as a reduction to revenue over the contract term. This payment reduces payment credits originally offered to American Airlines as part of the litigation settlement in 2012, contingent on the signature of a new reservation agreement, which were extended to include the combined American Airlines and US Airways reservations contract. The payment credits would have been utilized for future billings under the new agreement.